CAPITAL PROPERTIES, INC.

                      One Hospital Trust Plaza
                            Suite 920
                  Providence, Rhode Island  02903


              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        April 23, 1996


PLEASE TAKE NOTICE that the 1996 annual meeting of shareholders of Capital Properties, Inc. (the Company) will be held in the Boardroom of Citizens Bank, One Citizens Plaza, 12th Floor, in Providence, Rhode Island, on Tuesday, April 23, 1996 at 2:00 o'clock P.M., local time, for the following purposes:

	(1)	To elect five directors to serve for a term of one year and until
		 their successors are elected and qualified;

	(2)	To approve the appointment of Lefkowitz, Garfinkel, Champi &
		DeRienzo P.C. as independent auditors of the accounts of the Company for 1996; and

	(3) 	To transact such other business, if any, as may  properly come
		before the meeting or any adjournment or adjournments thereof.

Holders of record of the common stock on the books of the Company as of the close of business on March 1, 1996 will be entitled to vote.

				By Order of the Board of Directors



                                  				EDWIN G. TORRANCE
                                      Secretary
                                  				CAPITAL PROPERTIES, INC.


Providence, Rhode Island
March 22, 1996

Kindly fill in, date and sign the enclosed proxy and promptly return it in the enclosed addressed envelope, which requires no postage if mailed in the United States. If you are personally present at the meeting, the proxy will not be used without your consent.

                    CAPITAL PROPERTIES, INC.


                       PROXY STATEMENT

                 ANNUAL MEETING OF SHAREHOLDERS

                       April 23, 1996


             SOLICITATION AND REVOCATION OF PROXIES


The accompanying proxy is solicited by the Board of Directors of Capital Properties, Inc. (the Company), in connection with the annual meeting of shareholders to be held April 23, 1996, and the Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, but the revocation of a proxy will not be effective until notice thereof has been given to the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary prior to the meeting or may be transmitted orally to the Secretary at the meeting. Every properly signed proxy will be voted in accordance with the specifications made thereon.

This proxy statement and the accompanying proxy are expected to be first sent to shareholders on March 22, 1996.

                          VOTING AT MEETING

Only shareholders of record at the close of business on March 1, 1996, will be entitled to vote at the meeting. Under the Company's articles of incorporation, each shareholder has one vote for every share owned. On the record date, there were 1,000,000 shares of common stock of the Company outstanding. There were no other outstanding securities of the Company entitled to vote.

The directors will be elected in each case by vote of the holders of a majority of the shares present or represented at the meeting.

Shares represented by proxies which are marked "withhold authority" with respect to the election of any particular nominee for director, "abstain" with respect to the approval of independent auditors, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and accordingly any such marking of a proxy will have the same effect as a vote against the proposal to which it relates. Brokers who hold shares in street name may lack authority to vote such shares on certain items, absent specific instructions from their customers. Shares subject to such "broker non-votes" will not be treated as shares entitled to vote on the matters to which they relate and therefore will be treated as not present at the meeting for those purposes, but otherwise will have no effect on the outcome of the voting on such matters. It is not presently anticipated that any matter which might be the subject of a "broker non-vote" will come before the annual meeting.


                         ELECTION OF DIRECTORS

At the annual meeting, five directors are to be elected to hold office until the next annual meeting and until their respective successors are elected and qualified. The proxies named in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom, with the exception of Mr. Doster, are now directors of the Company. Certain information concerning such nominees is set forth below:

                               			Principal Occupation	          	Director
Name and Age	                    During Past Five Years             Since

Robert  H. Eder  (63).........  	Chairman, Providence and         	1995
			                               Worcester Railroad Company

Gayl W. Doster (57)...........  	Professor of Community
			                               Pharmacy Management,
		                               	University of Rhode Island,
	                                	1995 to present; Director,
		                               	Department of  Administration,
	                                	State of Rhode Island, 1995-1995;
	                                	Executive Vice President, Hook-
	                                	SupeRx, Inc., 1993-1994; President,
	                                	Brooks Drug, Inc., 1988-1993

Barbara J. Dreyer (57)........ 		President and Treasurer of the   1987
		                                Company, 1995 to present;
	                                	Secretary-Treasurer of the
	                                	Company, 1987-1995

Harold J. Harris (66).........  	President, Wm. H. Harris, Inc.  	1995
	                                	(Retailer)

Henry S. Woodbridge, Jr. (67)    Consultant, 1994 to present;    	1990
	                                	Retired, 1993-l994;
	                                	President, Rhode Island
		                                Anti-Drug  Coalition, 1991-1993


Mr. Eder is also a director of Providence and Worcester Railroad Company.

The Board of Directors has an Audit Committee and a Compensation Committee both currently comprised of Theodore P. Cohen, Harold J. Harris and Henry S. Woodbridge, Jr. The Audit Committee, chaired by a director who is not standing for reelection at the annual meeting, is responsible for overseeing the establishment and maintenance of an effective financial control environment for the Company, for overseeing procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Compensation Committee is responsible for recommending to the full Board of Directors appropriate compensation levels for all officers of the Company. The Board does not have a nominating committee or a committee performing a similar function.

The Board of Directors held six meetings and the Audit Committee held one meeting during the fiscal year ended December 31, 1995. The Compensation Committee did not meet during the fiscal year ended December 31, 1995.

Directors, other than Mr. Eder and directors who are employed by the Company, received a fee of $750 for attendance at each meeting of the Board of Directors, together with related transportation and living expenses. Each member of the Audit Committee received $500 for the one attended meeting of that committee.


                      SUMMARY COMPENSATION TABLE

                                  	Annual Compensation
					                                                   		All Other
Name and Principal				                                 		Compensation
Position                  		Year       		Salary ($)	       	$ (1)

Barbara J. Dreyer,         	1995          $128,400         	$ 9,630
  President and 	           1994          	111,878	          15,104
  Treasurer..........	      1993	       	  111,927	         	10,073

Joseph R. DiStefano,	       1995		         237,100	         	11,250
  President to June        	1994	        		241,216	          56,844
  1995 (2)...........       1993	       	  222,856	         	55,900


(1) For 1995, amounts paid directly to the accounts of Ms. Dreyer and Mr. DiStefano ($9,630 and $11,250, respectively) under the Company's simplified employee's pension plan.

(2)  Mr. DiStefano's employment with the Company terminated on June  28,
     1995.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On March 1, 1996, to the best of the Company's knowledge, no person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) was the beneficial owner of more than five per cent of the Company's outstanding common stock, $1.00 par value, except as follows:

                                         		    Number	       Percent
	Name and Address		                       	of shares held   	of Class

	Robert H. Eder and Linda Eder                		523,246	       52.3%
	2441 S.E. Bahia Way
	Stuart, Florida  34996

Robert H. Eder and Linda Eder are husband and wife, and each holds 261,623 shares directly.

The following table reflects as of February 1, 1996, the beneficial ownership of shares of common stock of the Company by directors, nominees for director and officers of the Company, all shares being owned directly except as otherwise noted:

	Name of Individual or	                      		Shares	      Percent
	Identification of Group		                     	Owned     	of Class

 Theodore P. Cohen.......................      	8,780	         *
 Joseph R. DiStefano.....................      	8,500	         *
 Gayl W. Doster..........................        -0-
 Barbara J. Dreyer.......................     		1,700         	*
 Robert H. Eder (1)......................   		523,246	      	52.3%
 Harold J. Harris........................    		 1,500	        	*
 Henry S. Woodbridge, Jr.................         	50         	*
	All directors and officers
  as a group (8).........................   		535,826       	53.6%

(1) Includes 261,623 shares held by his wife, Linda Eder, who is Vice President of the Company.
    *Less than 1%


                          CERTAIN TRANSACTIONS

In 1988, in accordance with a plan of distribution, the Company transferred the ownership of Providence and Worcester Railroad Company ("Railroad") to the Company's shareholders. As part of the plan, the Company received a promissory note in the amount of $9,377,000 payable over a period of twenty years with interest at 12% per year, prepayable at any time without penalty. Such prepayments reduced the required monthly payments (not changing the term of the note).

During 1995, Railroad informed the Company that it had secured a commitment from a bank which would enable it to borrow funds in an amount sufficient to prepay the entire balance of its note at an interest rate below 10%. The Company and Railroad negotiated an agreement reducing the interest rate to 10% upon Railroad's prepayment of $1,800,000 on its note. The agreement further provides that the first $200,000 of any future prepayments will reduce the required monthly payments over the remaining term of the note. Thereafter, 50% of any additional prepayments will reduce the required monthly payments, and the balance will be applied to reduce the note in inverse order of the maturity of the remaining principal payments.

The Company used the proceeds to prepay in full its note payable to a bank in the amount of $1,755,000. The Company now has no long-term debt.

The prepayment by Railroad together with the interest rate adjustment results in a current monthly payment of principal and interest over the remaining twelve-year term in the amount of $55,000. At December 31, 1995, the balance on the note from Railroad is $4,614,000.

During 1995, the Company also entered into an agreement with Railroad releasing a portion of the collateral securing the note in exchange for the right to have Railroad convey the Wilkesbarre Pier in East Providence, Rhode Island for the sum of $1 to a purchaser of the Company's petroleum terminal facilities in East Providence. The Pier is used for the berthing of vessels which off-load petroleum products which are transported by pipeline to the terminal. The Company believes that this right to convey the Pier enhances the saleability of the terminal facilities.

The note is now secured by a first mortgage on a significant portion of Railroad's operating right-of-way in Massachusetts, exclusive of the track structure which includes rails, ties, fasteners and ballast.

Robert H. Eder, a director of the Company, is also a director of Railroad. As of March 1, 1996, Mr. Eder and his wife, Linda Eder, beneficially own 52.3% of the Company's common stock and 46% of the common stock and 77% of the preferred stock of Railroad. Linda Eder receives a salary of $87,839 as Vice President of the Company. In addition, for 1995, $6,588 was paid directly to the account of Mrs. Eder under the Company's simplified employee's pension plan.


                       INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has recommended that Lefkowitz, Garfinkel, Champi & DeRienzo P.C., who acted as independent auditors of the accounts of the Company for 1995, be appointed as independent auditors of the accounts of the Company for the year 1996. The Company has recently been advised by Lefkowitz, Garfinkel, Champi & DeRienzo P.C. that they have no direct financial interest or any material indirect financial interest in the Company, nor have they had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

It is expected that a representative of Lefkowitz, Garfinkel, Champi & DeRienzo P.C. will be present at the annual meeting with the opportunity to make a statement if he so desires and that such representative will be available to respond to appropriate questions.


                          FINANCIAL STATEMENTS

A copy of the annual report of the Company for the year ended December 31, 1995 is enclosed. Such report is not part of this proxy statement.


                         ADDITIONAL INFORMATION

The Company will provide without charge to each shareholder entitled to vote at the 1996 annual meeting, on the written request of any such shareholder, a copy of the Company's annual report to the Securities and Exchange Commission on Form 10-KSB for the year 1995. Requests for copies of such report should be addressed to the Company at One Hospital Trust Plaza, Suite 920, Providence, Rhode Island 02903, Attention: Treasurer.


                    PROPOSALS FOR 1997 ANNUAL MEETING

The 1997 annual meeting of the shareholders of the Company is scheduled to be held April 29, 1997. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company's proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 29, 1996.


                           OTHER MATTERS

No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

                            				By Order of the Board of Directors


                            				EDWIN G. TORRANCE
		                            		Secretary
                           					CAPITAL PROPERTIES, INC.

Dated March 22, 1996

                        CAPITAL PROPERTIES, INC.
                Annual Meeting of Shareholders -- April 23, 1996

	The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Barbara J. Dreyer, Linda Eder and Edwin G. Torrance, or a
majority of such of them as shall be present, attorneys with power of substitution and with all the powers the undersigned would possess if personally present, to vote the stock of the undersigned in Capital Properties,
Inc, at the annual meeting of shareholders to be held April 23, 1996 in
Providence, Rhode Island, and at any adjournments thereof, as follows:

1.	ELECTION OF DIRECTORS:
	FOR all nominees listed below (except	WITHHOLD  AUTHORITY	to vote for
	as marked to the contrary below ___		all nominees listed below ______

	R. H. Eder 	B. J. Dreyer 	G. W. Doster	 H. J. Harris	  H. S. Woodbridge, Jr.
(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
______________________________________________________________________________


2.	PROPOSAL TO APPROVE THE APPOINTMENT OF LEFKOWITZ, GARFINKEL, CHAMPI &
   DERIENZO P.C. as independent public accountants of the Company for 1996:
                		_____FOR		_____AGAINST		_____ABSTAIN

3. In their discretion, upon such other matters as may properly come before the meeting.

   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.



                    PLEASE DATE, SIGN AND RETURN THIS PROXY


(Sign exactly as your names appear hereon.		Dated:________________ 1996
When signing as attorney, executor, admin-
istrator, trustee, guardian or in a
corporate capacity, please give full		      Signed_______________________
title as such.  In case of joint tenants
or multiple	owners, each party must sign.)		_____________________________


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.